UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 31, 2007
Patriot Coal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12312 Olive Boulevard, Suite 400
St. Louis, Missouri		63141

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 542-2109
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On October 31, 2007, the spin-off of Patriot Coal Corporation (“Patriot” or the “Company”) from Peabody Energy Corporation (“Peabody”) was completed and holders of Peabody common stock of record as of the close of business on October 22, 2007, received a dividend of one share of Patriot common stock for each ten shares of Peabody common stock that they owned. As a result of the spin-off, Patriot is no longer owned by Peabody and is now an independent public company. Shares of Patriot common stock began trading on a when-issued basis on the New York Stock Exchange (“NYSE”) on October 18, 2007 and commenced trading “regular way” on the NYSE on November 1, 2007 under the symbol “PCX”.
     In connection with the spin-off, the Company has entered into definitive agreements with Peabody that, among other things, set forth the terms and conditions of the spin-off and provide a framework for the Company’s relationship with Peabody after the spin-off. A summary of certain important terms of these definitive agreements can be found in the section entitled “Our Relationship with Peabody After the Spin-Off” in the Information Statement, dated October 22, 2007, attached as Exhibit 99.1 to Patriot’s Current Report on Form 8-K filed on October 24, 2007, and is incorporated by reference to this Item 8.01. The material definitive agreements are attached as exhibits to our Current Report on Form 8-K filed on October 25, 2007.
     A copy of the press release relating to our announcement of the completion of the spin-off is attached hereto as Exhibit 99.1.
     In connection with the spin-off, on October 31, 2007, Patriot entered into a Credit Agreement with Bank of America, N.A., as administrative agent, L/C Issuer and Swing Line Lender and the lenders from time to time party thereto (the “Credit Agreement”). A description of the Credit Agreement can be found in Item 1.01 of our Current Report on Form 8-K filed with the Securities and Exchange Commission at 6:00 a.m. on November 1, 2007. The press release announcing the adoption of the Credit Agreement is attached as Exhibit 99.2 hereto.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of Patriot Coal Corporation, dated November 1, 2007
99.2	Press Release of Patriot Coal Corporation, dated November 1, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT COAL CORPORATION
By:	/s/ Joseph W. Bean
	Name:	Joseph W. Bean
	Title:	Senior Vice President, General Counsel & Corporate Secretary

Dated: November 1, 2007

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release of Patriot Coal Corporation, dated November 1, 2007
99.2	Press Release of Patriot Coal Corporation, dated November 1, 2007